Exhibit 10.3



                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         AMENDMENT dated as of January 15, 1998 to the $350,000,000 Credit Agreement dated as of March 19, 1997 as heretofore amended (the "Credit Agreement") among POLAROID CORPORATION (the "Company"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent") and BANKBOSTON, N.A. F/K/A THE FIRST NATIONAL BANK OF BOSTON, as Co-Agent.

         WHEREAS, the Company is taking a restructuring charge and related special charges in the fourth Fiscal Quarter of 1997 in connection with the sale of chemical manufacturing operations in Freetown, Mass., write-downs of plant and equipment and the elimination of over 1,500 positions worldwide; and

         WHEREAS, the Company wishes to (i) amend the definition of "Consolidated Adjusted Net Worth" to add back the non-cash portion of such charges (calculated on an after-tax basis) up to $135,000,000, (ii) amend the definition of "Consolidated EBIT" to add back the total amount of such charges for any period that includes the fourth Fiscal Quarter of 1997; and (iii) amend the minimum net worth covenant to reflect the effect of such charges (net of the foregoing add-back) on its net worth;

         NOW, THEREFORE, the undersigned parties agree as follows:

         SECTION 1. Defined Terms, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Definitions. The definitions of "Consolidated Adjusted Net Worth" and "Consolidated EBIT" in Section 1.01 of the Credit Agreement are amended to read as follows:

           "Consolidated Adjusted Net Worth" means, at any date, the sum of (i) Consolidated Stockholders' Equity as of such date, minus (ii) all write-ups after December 31, 1997 in the book value of any asset owned by the Company or a Consolidated Subsidiary, minus (iii) the carrying value of all Investments in


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      Unconsolidated Joint Ventures carried as assets on the Company's consolidated balance sheet as of such date, to the extent that the carrying value of such Investments as of such date exceeds $25,000,000, plus (iv) without duplication, the cumulative foreign currency translation adjustment at such date if it reduced Consolidated Stockholders' Equity (or minus the cumulative foreign currency translation adjustment at such date if it increased Consolidated Stockholders' Equity), but only to the extent that such cumulative adjustment (whether positive or negative) does not exceed $85,000,000, plus (v) the non-cash portion of the after-tax restructuring charge and related special charges taken by the Company in the fourth Fiscal Quarter of 1997, provided that the amount added pursuant to this clause (v) shall not exceed $135,000,000. The non-cash portion of the foregoing after-tax charges shall include the after-tax effect of: asset write-downs and write-offs, the accounting loss on the sale of operations in Freetown, Mass., and any other restructuring charges taken at December 31, 1997 which are generally considered non-cash in nature.

           "Consolidated EBIT" means, for any period, the sum of (i) Consolidated Net Income for such period (excluding any extraordinary item of gain or loss), plus (ii) to the extent deducted in determining Consolidated Net Income for such period, interest expense and federal, state and foreign income taxes, plus (iii) if such period includes the fourth Fiscal Quarter of 1997, the total amount of restructuring and related special charges taken by the Company in said fourth Fiscal Quarter.

         SECTION 3. Minimum Net Worth Covenant. Section 5.09 of the Credit Agreement is amended to read in full as follows:

               SECTION 5.09. Minimum Consolidated Adjusted Net Worth. (a) At no time will Consolidated Adjusted Net Worth be less than Minimum Consolidated Adjusted Net Worth. "Minimum Consolidated Adjusted Net Worth" means an amount equal to the sum of (i) 70% of Consolidated Stockholders' Equity at December 31, 1997 plus (ii) the amount added to Consolidated Adjusted Net Worth pursuant to clause (v) of the definition thereof, as such total amount is adjusted from time to time pursuant to subsection (b) of this Section.

           (b) Minimum Consolidated Adjusted Net Worth shall be adjusted from time to time after December 31, 1997 as follows:

                     (i) at the end of each Fiscal Quarter ending after December 31, 1997, permanently increased (but not decreased) by the amount (if any) necessary so that cumulative increases pursuant to this clause
           (i) equal 50% of Consolidated Net Income for the period beginning on January 1, 1998 and ending at the end of such Fiscal Quarter; and


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                     (ii) permanently increased, on the date of any issuance or sale of Additional Equity after December 31, 1997, by an amount equal to 50% of any increase in Consolidated Adjusted Net Worth attributable to such issuance or sale of Additional Equity.

          SECTION 4. Waiver. The undersigned Lenders waive any Default that may have existed under Sections 5.01(e), 5.08 and 5.09 of the Credit Agreement prior to the effectiveness of this Amendment, to the extent that such Default would not have existed if this Amendment had become effective on December 1, 1997.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when the Agent shall have received from each of the Company and the Required Banks either a counterpart hereof signed by such party or facsimile or other written confirmation that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       POLAROID CORPORATION


                                       By: /s/ Ralph M. Norwood
                                           ---------------------------------
                                           Title: Vice President & Treasurer


                                       MORGAN GUARANTY TRUST COMPANY
                                           OF NEW YORK


                                       By: /s/ James E. Condon
                                           ---------------------------------
                                           Title: Vice President


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




                                       ABN AMRO BANK N.V., BOSTON BRANCH


                                       By: /s/ James E. Davis
                                           ---------------------------------
                                           Title: Group Vice President

                                       By: /s/ James S. Adelsheim
                                           ---------------------------------
                                           Title: Vice President


                                       BANKBOSTON, N.A.  F/K/A
                                           THE FIRST NATIONAL BANK OF BOSTON


                                       By: /s/ Grace A. Barnettt
                                           ---------------------------------
                                           Title: Vice President


                                       BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY


                                       By: _________________________________
                                           Title:


                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By: /s/ Vladimir Labun
                                           ---------------------------------
                                           Title: First Vice President - Manager


                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLANDS BRANCHES


                                       By: /s/ Stephan A. Wiedemann
                                           ---------------------------------
                                           Title: Director

                                       By: /s/ Hans-Josef Thiele
                                           ---------------------------------
                                           Title: Director


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


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ Robert McMillan
                                           ---------------------------------
                                           Title: Corporate Banking Officer




                                       ROYAL BANK OF CANADA


                                       By: /s/ Sheryl L. Greenberg
                                           ---------------------------------
                                           Title: Senior Manager


                                       THE SUMITOMO BANK, LIMITED,
                                         NEW YORK BRANCH


                                       By: /s/ Leo Pagarigan
                                           ---------------------------------
                                           Title: Vice President

                                       WACHOVIA BANK OF GEORGIA, N.A.


                                       By: /s/ John Rafferty
                                           ---------------------------------
                                           Title: Vice President


                                       FLEET NATIONAL BANK


                                       By: _________________________________
                                           Title:


                                       MELLON BANK, N.A.


                                       By: /s/ Robert Summersgill
                                           ---------------------------------
                                           Title: First Vice President


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

                                       NATIONSBANK, N.A.


                                       By: _________________________________
                                             Title:


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By: /s/ Donald V. Davis
                                           ---------------------------------
                                           Title: Vice President


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